SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2001

Stockwalk Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22247	41-1756256

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota	55416

(Address of Principal Executive Offices)	(Zip Code)

763.542.6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 3. Bankruptcy or Receivership
FORWARD LOOKING STATEMENTS
SIGNATURES
Press Release

ITEM 3. Bankruptcy or Receivership

On September 28, 2001 the Registrant’s MJK Clearing, Inc. subsidiary announced that the Securities Investor Protection Corporation (SIPC) has appointed a trustee, James P. Stephenson of Faegre & Benson LLC, to represent the customers of the clearing subsidiary. The announcement respecting this appointment is attached hereto as Exhibit 99.1.

FORWARD LOOKING STATEMENTS

Information contained herein and in the Exhibit attached hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words “believes,” “expects,” “anticipates” and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STOCKWALK GROUP, INC.

Dated:	October 1, 2001

		By:	/s/ Philip T. Colton

		Name: Title:	Philip T. Colton Senior Vice President and General Counsel